UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2011

ALTERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (408) 544-7000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 25, 2011, Altera Corporation held a conference call to discuss financial results for the fourth quarter of 2010 and management's current business outlook. A copy of the conference call transcript is furnished as Exhibit 99.1 to this report.

Forward-Looking Statements

Statements in the conference call transcript that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include any projection of growth rate or market share, any projection of revenue, gross margin, expense or other financial items discussed as part of Altera's business outlook, the timing of product shipments, assessments of the supply environment and the potential for continued technology leadership at 28 nm. Investors are cautioned that all forward-looking statements in this conference call transcript involve risks and uncertainty that can cause actual results to differ from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, customer inventory levels, vertical market mix, market acceptance of the company's products, product introduction schedules, the rate of growth of the company's new products including Arria® II, Cyclone® III, Cyclone IV, Stratix® III, Stratix IV FPGAs, MAX® II and MAX V CPLDs and HardCopy® device families, changes in the mix of our business between prototyping and production-based demand, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements were made as of the date of the conference call, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits.

99.1  Conference call transcript dated January 25, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Ronald J. Pasek
Ronald J. Pasek Senior Vice President, Finance and Chief Financial Officer

Dated: January 26, 2011

EXHIBIT INDEX

Exhibit No.           Description
99.1         Conference call transcript dated January 25, 2011